UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 24, 2025

TETRA TECH, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-19655	95-4148514
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3475 East Foothill Boulevard, Pasadena, California 91107

(Address of principal executive office, including zip code)

(626) 351-4664

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	TTEK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 24, 2025, John Douglas notified Tetra Tech, Inc. (the “Company”) of his decision to retire as a member of the Board of Directors, effective upon the completion of his term on February 27, 2025. Mr. Douglas did not advise the Company of any disagreement with the Company on any matter relating to its operations, policies or practices.

Effective upon Mr. Douglas’ retirement as a director, the size of the Company’s Board of Directors was reduced from seven to six directors. As a result of the retirement, Mr. Douglas was not presented for election at the Company’s 2025 annual meeting of stockholders.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On February 27, 2025, the Company held its annual meeting of stockholders for the following purposes:

(1)	To elect six members to its Board of Directors;

(2)	To vote on an advisory resolution to approve its named executive officers’ compensation;

(3)	To ratify the appointment of PricewaterhouseCoopers LLP as its independent registered public accounting firm for fiscal 2025; and

(4)	To act upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

The votes cast in connection with such matters were as follows:

Election of Directors:

Name	For	Against	Abstain	Non-Votes
Dan L. Batrack	211,834,354	7,557,960	5,500,069	14,912,545
Gary R. Birkenbeuel	216,003,724	8,727,935	160,724	14,912,545
Prashant Gandhi	220,052,514	4,585,823	254,046	14,912,545
Christiana Obiaya	220,629,657	4,109,667	153,059	14,912,545
Kimberly E. Ritrievi	217,479,957	7,272,482	139,944	14,912,545
Kirsten M. Volpi	212,254,580	12,391,745	246,058	14,912,545

Advisory Resolution Regarding Executive Compensation:

For	Against	Abstain	Non-Votes
205,943,994	17,826,706	1,121,683	14,912,545

Appointment of PricewaterhouseCoopers LLP:

For	Against	Abstain	Non-Votes(1)
218,553,853	21,056,994	194,081	--

(1) This proposal constituted a routine matter. Therefore, brokers were permitted to vote without receipt of instructions from beneficial owners.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Tetra Tech has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TETRA TECH, INC.

Date: February 28, 2025	By:	/s/ Dan L. Batrack
Dan L. Batrack
Chairman and Chief Executive Officer

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